Bowne Conversion                    2
Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On December 11, 2006, a Special Meeting of Shareholders was held to vote on various proposals recently approved by the Funds' Board Members. The following tables provide the number of votes cast for, against, as well as the number of abstentions and broker non-votes as to the following proposals: (1) Elect Board Members and (2) Revise Fundamental Investment Policies.

Proposal 1: Election of Board Members+

                                                        Votes          Broke
Nominees                                      Votes For Against Absten r
                                                               tions  Non-V
                                                                     otes
Paul R Ades                                   38,380,   830,3   0.000  0.000
                                             157.085   69.222
Andrew L. Breech                              38,424,   786,1   0.000  0.000
                                             395.360   30.947
Dwight B. Crane                               38,424,   786,1   0.000  0.000
                                             395.360   30.947
Robert M. Frayn, Jr.                          38,405,   804,6   0.000  0.000
                                             874.619   51.688
Frank G. Hubbard                              38,402,   808,2   0.000  0.000
                                             254.860   71.447
Howard J. Johnson                             38,444,   766,4   0.000  0.000
                                             033.166   93.141
David E. Maryatt                              38,407,   803,1   0.000  0.000
                                             393.350   32.957
Jerome H. Miller                              38,398,   811,7   0.000  0.000
                                             750.134   76.173
Ken Miller                                    38,424,   786,1   0.000  0.000
                                             395.360   30.947
John J. Murphy                                38,461,   749,4   0.000  0.000
                                             035.176   91.131
Thomas T. Schlafly                            38,398,   811,7   0.000  0.000
                                             750.134   76.173
Jerry A. Viscione                             38,393,   816,9   0.000  0.000
                                             611.644   14.663
R. Jay Gerken, CFA                            38,414,   795,5   0.000  0.000
                                             949.218   57.089

+ Board Members are elected by the shareholders of all of the series of the Trust of which each Fund is a series.

Proposal 2: Revise Fundamental Investment Policies

Legg Mason Variable Multiple Discipline Portfolio-
 All Cap Growth and Value


                                                      Votes            Broke
Items Voted On                              Votes   F Against Abstent  r
                                            or                ions     Non-V
                                                                     otes
Borrowing Money                             16,101    461,             0.000
                                            ,944.521  110.963 278,602
                                                             .666
Underwriting                                16,136    427,    278,6    0.000
                                            ,011.510  043.974 02.666
Lending                                     16,136    428,             0.000
                                            ,616.160  887.711 276,154
                                                             .279
Issuing Senior Securities                   16,194    371,             0.000
                                            ,941.095  291.279 275,425
                                                             .776
Real Estate                                 16,198    363,             0.000
                                            ,725.079  014.518 279,918
                                                             .553
Commodities                                 16,136    417,    287,2    0.000
                                            ,595.977  802.971 59.202
Concentration                               16,198    355,             0.000
                                            ,638.247  760.701 287,259
                                                             .202
Non-Fundamental                             16,076    475,             0.000
                                            ,003.143  326.913 290,328
                                                             .094

Legg Mason Variable Multiple Discipline Portfolio-
 Large Cap Growth and Value

                                                        Votes           Broke
Items Voted On                                 Votes  F Again   Abste   r
                                              or       st      ntions  Non-V
                                                                     otes
Borrowing Money                                2,222,   53,8            0.000
                                              362.201  30.647  10,537
                                                              .447
Underwriting                                   2,199,   48,9    38,1    0.000
                                              625.705  16.546  88.044
Lending                                        2,222,   53,8            0.000
                                              362.201  30.647  10,537
                                                              .447
Issuing Senior Securities                      2,227,   48,9            0.000
                                              276.304  16.544  10,537
                                                              .447
Real Estate                                    2,227,   48,9            0.000
                                              276.304  16.544  10,537
                                                              .447
Commodities                                    2,220,   55,6    10,5    0.000
                                              499.827  93.021  37.447
Concentration                                  2,227,   48,9            0.000
                                              276.304  16.544  10,537
                                                              .447
Non-Fundamental                                2,220,   55,6            0.000
                                              499.827  93.021  10,537
                                                              .447

Legg Mason Partners Variable Portfolios IV

Legg Mason Variable Multiple Discipline Portfolio-
 Global All Cap Growth and Value

                                                        Votes            Broke
Items Voted On                                Votes For Against Abstent  r
                                                             ions     Non-V
                                                                     otes
Borrowing Money                               5,015,    79,4    104,5    0.000
                                             175.627   26.085  08.180
Underwriting                                  5,033,    79,4    86,20    0.000
                                             480.843   26.084  2.965
Lending                                       5,051,    42,7    104,5    0.000
                                             815.444   86.268  08.180
Issuing Senior Securities                     5,069,    80,1    49,31    0.000
                                             594.923   98.793  6.176
Real Estate                                   5,051,    42,7    104,5    0.000
                                             815.444   86.268  08.180
Commodities                                   5,049,    99,9    50,08    0.000
                                             117.303   03.706  8.883
Concentration                                 5,069,    79,4    50,08    0.000
                                             594.923   26.086  8.883
Non-Fundamental                               4,997,    98,2    103,7    0.000
                                             137.129   37.292  35.471

Legg Mason Variable Multiple Discipline Portfolio-
 Balanced All Cap Growth and Value

                                                      Votes            Broke
Items Voted On                              Votes   F Against Abstent  r
                                            or                ions     Non-V
                                                                     otes
Borrowing Money                             14,436    117,             0.000
                                            ,842.490  123.340 329,062
                                                             .140
Underwriting                                14,447    117,    318,6    0.000
                                            ,297.765  123.341 06.864
Lending                                     14,418    143,             0.000
                                            ,368.177  042.862 321,616
                                                             .931
Issuing Senior Securities                   14,397    160,109 324,9    0.000
                                            ,994.299  ,093    24.578
Real Estate                                 14,418    143,             0.000
                                            ,368.177  042.862 321,616
                                                             .931
Commodities                                 14,363    148,    371,3    0.000
                                            ,165.170  541.679 21.121
Concentration                               14,357    157,             0.000
                                            ,463.799  471.605 368,092
                                                             .566
Non-Fundamental                             14,351    157,             0.000
                                            ,518.663  471.590 374,037
                                                             .717